SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                October 25, 2000
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                        (Date of earliest event reported)




                         Progress Financial Corporation

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             (Exact name of registrant as specified in its charter)




Delaware                             0-14815                    25-2413363
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(State of other jurisdiction   (Commission File Number)       (IRS Employer
  of incorporation)                                           Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania               19422-0764
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(Address of principal executive offices)                           (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)





                         Exhibit Index appears on page 4

Item 5.           Other Events

         On October 25, 2000, Progress Financial Corporation declared quarterly cash dividend of $.06 per share to shareholders of record on October 31, 2000, to be paid on November 10, 2000. For further information, see the press release attached as Exhibit 99(a) and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PROGRESS FINANCIAL CORPORATION





Dated: October 25, 2000                By:      /s/ Michael B. High
                                          -------------------------------------
                                               Michael B. High
                                               Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX



    Exhibit Number                          Description
    --------------                          -----------

        99(a) Press Release on dividend declaration issued on October 25, 2000